UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2008

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Incorporated Under the Laws of the State of Delaware

000-52498	38-3737811
Commission File Number	I.R.S. Employer Identification Number

1880 Century Park East, Suite 800

Los Angeles, California 90067

(310) 277-2265

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On July 9, 2008, Mr. Thomas Anthony, Executive Vice President – Commercial Banking of First California Bank, advised First California Financial Group, Inc. (“the Company”) that effective August 31, 2008 he will be retiring from his position with the Company’s banking subsidiary.

Mr. Anthony joined First California Bank in 1999 as Executive Vice President and Chief Credit Officer and has been a key participant in the Company’s growth and success. Mr. Anthony will commence a non-executive part-time position with the Company’s banking subsidiary in the fall of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Date: July 10, 2008	By:	/s/ Romolo Santarosa
Romolo Santarosa
Executive Vice President and Chief Financial Officer